                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                        Pursuant to Section 13 of the

                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 25, 1998


                        Discover Card Master Trust I
             --------------------------------------------------
             (Exact name of registrant as specified in charter)


  Delaware                        0-23108                      51-0020270
-------------                   ------------              -------------------
  (State of                     (Commission                 (IRS Employer
Organization)                   File Number)               Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                         19720
---------------------------                                  -----
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable



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                     The Exhibit Index appears on Page 4
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Item 5. Other Events

     Series 1998-3. On March 25, 1998, $750,000,000 aggregate principal amount of Series 1998-3 Floating Rate Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 1998-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of March 25, 1998, for Series 1998-3 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.


Item 7.      Exhibits
             ---------
Exhibit No.  Description
-----------  -------------------------------------------------------------------

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated August 19, 1997 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated August 26, 1997).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, Chase Securities Inc., First Union Capital Markets Corp. and NationsBanc Montgomery Securities LLC, dated March 18, 1998.

Exhibit 4.1 Series Supplement with respect to Series 1998-3 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of March 25, 1998.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of March 25, 1998.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1998-3, dated as of March 25, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Discover Card Master Trust I
                             (Registrant)



                             By:  Greenwood Trust Company
                                  (Originator of the Trust)




Date: March 25, 1998       By:    /s/ John J. Coane
                                  -------------------------
                                  John J. Coane
                                  Vice President, Director of Accounting
                                  and Treasurer


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                               INDEX TO EXHIBITS

Exhibit Description                                                       Page
-------------------                                                       ----
Exhibit 1.1  Underwriting Agreement between Greenwood Trust Company and   [   ]
             Morgan Stanley & Co. Incorporated, dated August 19, 1997
             (incorporated by reference to Exhibit 1.1 of Discover Card
             Master Trust I's Current Report on Form 8-K dated August
             26, 1997).

Exhibit 1.2  Terms Agreement among Greenwood Trust Company, Morgan        [   ]
             Stanley & Co. Incorporated, Chase Securities Inc., First
             Union Capital Markets Corp. and NationsBanc Montgomery
             Securities LLC, dated March 18, 1998.

Exhibit 4.1  Series Supplement with respect to Series 1998-3 between      [   ]
             Greenwood Trust Company as Master Servicer, Servicer and
             Seller and U.S. Bank National Association as Trustee,
             including a form of Class A Certificate and form of Class
             B Certificate, dated as of March 25, 1998.

Exhibit 4.2  Credit Enhancement Agreement among U.S. Bank National        [   ]
             Association as Trustee, Greenwood Trust Company as Master
             Servicer, Servicer and Seller and Discover Receivables
             Financing Corporation as Credit Enhancement Provider,
             dated as of March 25, 1998.

Exhibit 4.3  Letter of Representations among Greenwood Trust Company,     [   ]
             U.S. Bank National Association as Trustee and The
             Depository Trust Company with respect to Discover Card
             Master Trust I, Series 1998-3, dated as of March 25, 1998.



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